UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2024

NATURAL RESOURCE PARTNERS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana St., Suite 3325 Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(713) 751-7507
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry Into a Material Definitive Agreement

The information under Item 2.03 below is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 1, 2024, NRP (Operating) LLC (“OpCo”) exercised its option under the Third Amended and Restated Credit Agreement, dated as of June 16, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Facility”), to increase the total aggregate commitment under the Credit Facility by $30.0 million from $155.0 million to $185.0 million. The increase in the total aggregate commitment is being made pursuant to an accordion feature of the Credit Facility. The Credit Facility otherwise continues to operate under its existing terms and conditions in all material respects.

In connection with this increase, Summit Community Bank (“Summit”) joined the lending group under the Credit Facility as a new lender with a commitment of $30.0 million, pursuant to that certain New Lender Agreement by and among OpCo, Zions Bancorporation, N.A. dba Amegy Bank, in its capacity as administrative agent under the Credit Facility, and Summit, dated as of February 1, 2024 (the “New Lender Agreement”). The New Lender Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the New Lender Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.

10.1	New Lender Agreement, dated as of February 1, 2024, by and among NRP (Operating) LLC, Zions Bancorporation, N.A. dba Amegy Bank, and Summit Community Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: February 6, 2024		/s/ Philip T. Warman
Philip T. Warman
General Counsel

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